UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2025

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3401 Mallory Lane, Suite 100 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BACK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Consent of Independent Accounting Firms

On February 11, 2025, IMAC Holdings, Inc. (the “Company”) filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). The proxy statement solicits stockholder approval of (i) a potential issuance of an excess of 19.99% of the Company’s outstanding common stock under the Company’s outstanding Series G Preferred Stock and related warrants; (ii) a potential issuance of an excess of 19.99% of the Company’s outstanding common stock pursuant to the Committed Equity Financing; and (iii) an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance. In connection with the proxy statement filing, the consents of the Company’s former independent accounting firms are being filed as Exhibits 23.1 and Exhibit 23.2 to this Form 8-K.

On or about February 11, 2025, the Company will make the definitive proxy statement available to each stockholder entitled to vote at the special meeting to be held on March 26, 2025. Investors and stockholders of the Company should read the proxy statement and other proxy materials carefully before making any voting decision because it contains important information about the proposals included in the proxy statement. The proxy statement and other relevant materials to be filed with the SEC in the future, including any proxy supplements, may be obtained free of charge at the SEC web site at www.sec.gov. Investors and stockholders also may obtain free copies of documents filed by the Company with the SEC by requesting them in writing or by telephone at IMAC Holdings, Inc., 3401 Mallory Lane, Suite 100, Franklin, Tennessee 37067, Attention: Chief Financial Officer, Telephone (844) 266-4622, Email sgardzina@imacholdings.com.

Compliance with Nasdaq Listing Requirements

As previously disclosed, the Company received notice from the Nasdaq Stock Market (“Nasdaq”) advising the Company that it no longer complied with Listing Rule 5550(b)(1) (the “Minimum Equity Rule”) and was not eligible to submit a plan to the Staff to request an extension of up to 180 calendar days in which to regain compliance with the Minimum Equity Rule, and as a result, the Staff had determined to delist the Company’s securities from Nasdaq. The Company requested an appeal of this determination and has a hearing scheduled for March 4, 2025. The Company’s common stock will continue to trade on Nasdaq during the appeal process.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Salberg & Company, P.A.
23.2	Consent of Cherry Bekaert LLP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2025

IMAC HOLDINGS, INC.

By:	/s/ Faith Zaslavsky
Name:	Faith Zaslavsky
Title:	Chief Executive Officer